As filed with the Securities and Exchange Commission on April 24, 2009

1933 Act File No. 333-

1940 Act File No. 811-05570

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 20

Nuveen Premium Income Municipal Fund, Inc.

Exact Name of Registrant as Specified in Articles of Incorporation

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess
K&L Gates LLP	Chapman and Cutler LLP
1601 K Street, N.W.	111 W. Monroe
Washington, DC 20006	Chicago, IL 60603

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐   when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered		Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Municipal Term Preferred Shares, Series June and June	1,000 Shares	(1)	$1,000	$1,000,000	$55.80

(1)	The Fund will offer, in the aggregate, up to 1,000 shares of Municipal Term Preferred Shares, % Series June and June , at an offering price of $1,000.
(2)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus (Subject to Completion)

Issued                              2009

$

Nuveen Premium Income Municipal Fund, Inc.

MUNICIPAL TERM PREFERRED SHARES

            Shares,         % Series June

            Shares,         % Series June

Liquidation Preference $1,000 Per Share

The Fund.    Nuveen Premium Income Municipal Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. The Fund’s investment objective is a high level of current income exempt from regular federal income tax, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all of its assets (more than 80%) in a diversified portfolio of tax-exempt municipal securities rated within the four highest grades (Baa or BBB or better) by Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), except that the Fund may invest up to 20% of its assets in unrated municipal securities that, in the opinion of the Fund’s adviser, are of comparable quality to those so rated. There is no assurance that the Fund will achieve its investment objective. See “The Fund’s Investments.”

The Offering.    The Fund is offering              Municipal Term Preferred Shares,         % Series June              (“Series              MTP Shares”) and              Municipal Term Preferred Shares,         % Series June              (“Series              MTP Shares”), each with a liquidation preference of $1,000 per share (collectively, “MTP Shares”). Each such series is referred to as a “Series.” The offering of each Series is independent of the offering of the other Series, and no offering is contingent upon the closing of the other Series. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all or a portion of the Fund’s outstanding Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred™ shares”), and to maintain the Fund’s leveraged capital structure.

Ratings.    MTP Shares will have upon issuance a long-term credit rating of “            ” from Moody’s and a long-term issue credit rating of “            ” from S&P. See “Description of MTP Shares— Rating Agencies.”

Fixed Dividend Rates:	% Series June	% per annum

	% Series June	% per annum

The Fixed Dividend Rate may be adjusted in certain circumstances, including a change in the credit rating of the MTP Shares, as described herein (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”). See “Description of MTP Shares—Dividends and Dividend Periods.”

Investing in Municipal Term Preferred Shares Involves Certain Risks, which are described in the “Risks” Section Beginning on Page      of this prospectus.

(continued from previous page)

Dividends.    Dividends will be declared daily to holders of record on the close of business on each such day. The initial dividend payment date will be on June 1, 2009, covering the initial period from the date of issuance. Thereafter, dividends will be paid semi-annually, on each December 1 and June 1, to and including June 1,              (for each Series) and June 1,              (for MTP Shares, Series              only) to holders of record on the previous Business Day (as defined below).

Redemption.    The Fund is required to redeem Series              MTP Shares on June 1,              and Series              MTP Shares on June 1,             , in each case unless earlier redeemed or repurchased by the Fund. In addition, MTP Shares are subject to optional and mandatory redemption in certain circumstances. See “Description of MTP Shares—Redemption.”

Tax Exemption.    Dividends paid to holders of MTP Shares are expected to be exempt from federal income taxes to the extent payable from tax-exempt income earned from the Fund’s portfolio, with exceptions for a portion that may represent a pass-through of income subject to federal alternative minimum income tax. From time to time, dividends may also include allocations of capital gains or ordinary income resulting from portfolio transactions. To the extent capital gains or ordinary income is included in the semi-annual distributions, the dividend payments will be increased above the Dividend Rate, based upon the maximum marginal federal income tax rates in effect at the time of such payment or alternatively the Fund will directly distribute to holders of MTP Shares the portion of the taxable amount allocable to MTP Shares in a supplemental distribution. Investors are advised to consult with their own tax advisors before making an investment in the Fund. See “Tax Matters” and “Description of MTP Shares—Distribution with respect to Taxable Allocations.”

Priority of Payment.    MTP Shares will be senior securities of stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and distribution of assets. Each Series of MTP Shares will have equal priority as to payments of dividends and distribution of assets and will be in parity in all respects with other preferred shares currently outstanding. The Fund may issue additional preferred stock on parity with MTP Shares, subject to certain limitations. See “Description of MTP Shares.” The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. See the Statement of Additional Information, “Investment Restrictions.”

Not Listed.    The Fund does not intend to apply for a listing of MTP Shares on a securities exchange or an automated dealer quotation system. The Fund expects that certain broker-dealers may make a secondary market in MTP Shares at market prices that will vary (above or below the liquidation preference amount), depending on market conditions. No broker dealer is contractually obligated to make a market in the MTP Shares and there can be no assurance as to the development or liquidity of any market for MTP Shares outside of the redemption procedures as described herein.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total
Public Offering Price		$1,000	$
Sales Load[1]	$		$
Proceeds to the Fund	$		$

[1]	Total expenses of issuance and distribution, excluding sales load, are estimated to be $ .

(continued from previous page)

CUSIP No[s].

NUVEEN INVESTMENTS, LLC

                    , 2009

Book-Entry Only.    The underwriters are offering MTP Shares subject to various conditions. It is expected that the MTP Shares will be delivered to the underwriters in book-entry form only, through the facilities of the Depository Trust Company on or about                     , 2009.

Transfers of MTP Shares.    In connection with any transfer of MTP Shares, the transferor will be deemed to have agreed pursuant to the terms of the MTP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the holder of such MTP Shares and the right to receive any other distributions with respect to such MTP Shares in exchange for payment of the transfer price paid by the transferee for such MTP Shares.

Redemption and Paying Agent.    The redemption and paying agent for each Series of MTP Shares will be                     , [New York, New York].

Adviser.    Nuveen Asset Management (“NAM”), the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in MTP Shares and retain it for future reference. A Statement of Additional Information, dated                     , 2009, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page      of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

MTP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference to this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), including the Fund’s Statement Establishing and Fixing the Rights and Preferences of Municipal Term Preferred Shares (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risks”. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund

Nuveen Premium Income Municipal Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value, are traded on the New York Stock Exchange (the “Exchange”) under the symbol “NPI” See “Description of Outstanding Shares—Common Shares.” The Fund commenced investment operations on July 1, 1988. As of             , 2009, the Fund had             common shares outstanding and             preferred shares outstanding. Preferred shares previously offered by the Fund are referred to as “MuniPreferred”™ shares. MTP Shares, as defined below, and any other preferred shares, including MuniPreferred shares, that may then be outstanding are collectively referred to as “Preferred Stock.”

The Offering	The Fund is offering Municipal Term Preferred Shares, % Series June (“Series MTP Shares”) and Municipal Term Preferred Shares, % Series June (“Series MTP Shares”), each at a purchase price of $1,000 per share (collectively, “MTP Shares”). MTP Shares are being offered by the underwriters listed under “Underwriting.” The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all or a portion of the outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure.

The issuance date of the MTP Shares is referred to herein as the “Date of Original Issue.” MTP Shares will be senior securities of stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and distribution of assets. Each Series of MTP Shares will have equal priority as to payments of dividends and distributions of assets and will be in parity in all respects to MuniPreferred shares outstanding.

Fixed Dividend Rate	MTP Shares pay a dividend at a fixed rate of % per annum of the $1,000 liquidation preference (the “Fixed Dividend Rate”), subject to certain adjustments, including adjustments based on the credit rating of the MTP Shares as described herein (the “Dividend Rate”). See “Description of MTP Shares—Dividends and Dividend Periods—Dividend Rate” and “Description of MTP Shares—Dividends and Dividend Periods—Default Period.”

Dividend Payments

The holders of each Series of MTP Shares will be entitled to receive cumulative cash dividends and distributions, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available for payment. Dividends are declared daily to holders of record at the close of business on such day and paid semi-annually on [June 1] and [December 1] each year commencing on              to holders of record on the Business Day (as defined below) preceding such date. See “Description of MTP Shares—Dividends and Dividend Periods—Dividend Rate.”

“Business Day” means any day on which the Exchange is open for trading.

Term Redemption	The Fund is required to provide for the mandatory redemption of (i) all outstanding Series MTP Shares on June 1, and (ii) all outstanding Series MTP Shares on June 1, , each at a redemption price equal to $1,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the term date (the “Term Redemption Price”). No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Series MTP Shares and Series MTP Shares on June 1, and June 1, , respectively, can be effected without the prior unanimous vote or consent of each holder of Series MTP Shares and Series MTP Shares, respectively. See “Description of MTP Shares—Redemptions.”

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio	Asset Coverage. If the Fund fails to have Asset Coverage (as defined below) of at least [225]% after a sixty day cure period, the Fund will redeem the number of shares of Preferred Stock as described below at a redemption price equal to the liquidation value per share of the applicable Preferred Stock plus accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption by the Board of Directors for such redemption (the “Mandatory Redemption Price”). If the Fund fails to have such Asset Coverage of at least [225]% as described above the Fund will redeem shares of Preferred Stock (in whole or from time to time, in part) equal to the lesser of the minimum number of shares of Preferred Stock that will result in the Fund having Asset Coverage after such redemption of at least [230]% and the maximum number of shares of Preferred Stock that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in the Fund having Asset Coverage of up to and including [275]%.

Effective Leverage Ratio.    The Fund is required to limit its use of leverage as measured by the “Effective Leverage Ratio” (as defined below). If the Fund fails to comply with the Effective Leverage Ratio requirement as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is sixty days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund will within thirty days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio not to exceed 50% by (A) engaging in transactions involving or relating to the floating rate trust certificates not owned by the Fund and/or the residual floating rate trust certificates owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming in accordance with the Fund’s Articles of Incorporation a sufficient number of shares of Preferred Stock, which at the Fund’s determination may include any number or proportion of MTP Shares of any Series, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B).

Optional Redemption	As of June 1, , and June 1, , respectively, Series MTP Shares and Series MTP Shares will be subject to an optional redemption (in whole or from time to time, in part) at the sole option of the Fund out of monies legally available therefore, at the redemption price per share equal to the sum of $1,000 plus (i) an initial premium of % of the liquidation preference (with such premium declining by % every months so that by June 1, (with respect to Series MTP Shares) and June 1, (with respect to Series MTP Shares) there will cease to be a premium) and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Optional Redemption Price”). The period from the Date of Original Issue to the date that the MTP Shares are subject to an optional redemption is referred to herein as the “Non-Call Period.” See “Description of MTP Shares—Redemptions.”

Federal Income Taxes	Because under normal circumstances the Fund will invest substantially all of its assets in municipal securities that pay interest exempt from regular federal income tax, the dividends designated by the Fund as exempt-interest dividends received by a holder of MTP Shares will be similarly exempt. The dividends received by a holder of MTP Shares may be subject to state and local taxes. All or a portion of the income from the Fund’s portfolio securities, and in turn the exempt-interest dividends paid to holders of MTP Shares, may be subject to the federal alternative minimum tax, so MTP Shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of Preferred Stock and common shares, based on the percentage of total MTP Share dividends relative to common share dividends.

The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Secondary Trading Market	The Fund does not intend to apply for a listing of MTP Shares on a securities exchange or an automated dealer quotation system. The Fund expects that certain broker-dealers may make a secondary market in MTP Shares at market prices that will vary (above or below the liquidation preference amount), depending on market conditions. No broker dealer is contractually obligated to make a market in the MTP Shares and there can be no assurance as to the development or liquidity of any market for MTP Shares outside of the redemption procedures as described herein.

In connection with any transfer of MTP Shares, the transferor will be deemed to have agreed pursuant to the terms of the MTP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the holder of such MTP Shares and the right to receive any other distributions with respect to such MTP Shares in exchange for payment of the transfer price paid by the transferee for such MTP Shares.

Ratings	It is a condition of the underwriters’ obligation to purchase each Series of MTP Shares that each Series of MTP Shares will be rated “ ” and “ ” by Moody’s and S&P, respectively, as of the Date of Original Issue. There can be no assurance that such ratings will be maintained at the level originally assigned through the applicable term of each Series of MTP Shares. The ratings are based on current information furnished to Moody’s and S&P by the Fund and its investment adviser. The ratings may be changed, suspended or withdrawn in the rating agencies’ discretion. The Fund, however, will use commercially reasonable efforts to cause at least one Rating Agency (Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”)) to publish a credit rating with respect to each Series of MTP Shares for so long as such Series is outstanding. The Fixed Dividend Rate will be subject to an increase in the event that the ratings of the MTP Shares by both Moody’s and S&P are downgraded from “ ” and “ ”, respectively. See “Description of MTP Shares—Dividends and Dividend Periods—Possible Adjustments to Fixed Dividend Rate.”

Asset Coverage	The Fund must maintain “asset coverage” for Preferred Stock of at least [225]% as of the close of business on the last Business Day of each calendar week. “Asset coverage” for Preferred Stock is calculated pursuant to Section 18(h) of the Investment Company Act of 1940 (the “1940 Act”), as in effect on the date of the Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding the weekly determination (“Asset Coverage”). See “Description of MTP Shares—Asset Coverage.”

The Fund estimates that on the [Date of Original Issue], the average Asset Coverage, based on the composition of its portfolio as of                 , 2009, and after giving effect to the issuance of each Series

of MTP Shares offered hereby ($        ) to the Fund, the [deduction of sales loads and estimated offering expenses for such MTP Shares ($        )] and the redemption of all or a portion of the MuniPreferred shares will be         %.

Effective Leverage Ratio	The Fund’s Effective Leverage Ratio (as defined below) will not exceed 50% as of the close of business on the last Business Day of each calendar week.

The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) the Fund’s outstanding Preferred Stock that is to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate trust certificates not owned by the Fund that correspond to the associated residual floating rate trust certificates owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedure) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate trust certificates), and (B) the aggregate principal amount of floating rate trust certificates not owned by the Fund that correspond to the associated residual floating rate trust certificates owned by the Fund.

Voting Rights	Except as otherwise provided in the Fund’s Articles of Incorporation or as otherwise required by law, (i) each holder of MTP Shares shall be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and (ii) the holders of outstanding Preferred Stock and of common shares shall vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, shall elect at least two of the Fund’s Directors and will elect a majority of the Fund’s Directors to the extent the Fund fails to pay dividends on any Preferred Stock in an amount equal to two full years of dividends on that Stock. See “Description of MTP Shares—Voting Rights.”

Liquidation Preference	The liquidation preference of MTP Shares will be $1,000 per share plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon). See “Description of MTP Shares—Liquidation Rights.”

Investment Objective and Policies	The Fund’s investment objective is a high level of current income exempt from regular federal income tax, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all of its assets (more than 80%) in a diversified portfolio of tax-exempt municipal securities rated within the four highest grades (Baa or BBB or better) by Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), except that the Fund may invest up to 20% of its assets in unrated municipal securities that, in the opinion of the Fund’s adviser, are of comparable quality to those so rated. There is no assurance that the Fund will achieve its objective. See “Investment Objective and Policies.”

Investment Adviser	Nuveen Asset Management (“NAM”) is the Fund’s investment adviser, responsible for determining the Fund’s overall investment strategy and its implementation. See “Management of the Fund—Investment Adviser and Portfolio Managers.”

Redemption and Paying Agent	The Fund will enter into a Redemption and Paying Agent Agreement with , [New York, New York] (the “Redemption and Paying Agent”). The Redemption and Paying Agent will serve as the Fund’s transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to MTP Shares.

Risks	Risk is inherent in all investing. Therefore, before investing in MTP Shares you should consider certain risks carefully. The primary risks of investing in the Fund, and in MTP Shares in particular, are:

Risks of Investing in MTP Shares

•

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes of market yields. The market yields on shorter-term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares (to the extent such a market exists) prior to its term redemption.

•

No Established Trading Market Risk.    Each Series of MTP Shares is a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of MTP Shares on a securities exchange or an automated dealer quotation system. The Fund expects that certain broker-dealers may make a secondary market in MTP Shares at market prices that will vary (above or below the liquidation preference amount), depending on market conditions. There can be no assurance as to the development or liquidity of any market for MTP Shares outside of the redemption procedures as described herein, or that the price at which a holder could sell MTP Shares on such market would not be significantly less than the prices available for securities of comparable credit quality and effective maturity. As a result, holders of MTP Shares may choose to treat them as illiquid.

•

Secondary Market Risk.    If a secondary market for MTP Shares does develop, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

•

Ratings Risk.    The Fund expects that, at issuance, each Series of MTP Shares will be rated          and          by Moody’s and S&P, respectively and that such ratings will be a requirement of issuance of such Series by the underwriters pursuant to an underwriting agreement. There can be no assurance that such ratings will be assigned or maintained at the level originally assigned through the term of MTP Shares. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a rating agency (including Moody’s and S&P) (each a “Rating Agency” as further defined below) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade a Series of MTP Shares, which may make MTP Shares less liquid in any secondary market, though with higher resulting dividend rates than the Fixed Dividend Rate. If the Rating Agencies downgrade a Series of MTP Shares, the Fund is required to pay a higher dividend rate on such Series.

•

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to MTP Shareholders. For further information, see “Description of MTP Shares—Redemptions” and “Description of MTP Shares—Asset Coverage.”

•

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares”. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund intends to treat each Series of MTP Shares as stock in the Fund for federal income tax purposes. See “Tax Matters.” See also, the opinion of counsel included as Appendix C to the SAI.

•

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Sinking Fund (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares, if such a market develops, and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP investor may have greater difficulty selling his or her MTP Shares. The lack of price transparency that may result from less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

General Risks of Investing in the Fund

•

Credit Risk.    Credit risk is the risk that an issuer of a municipal security held in the Fund’s portfolio will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal securities carry a greater degree of credit risk. If rating agencies lower their ratings of municipal securities in the Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of a Series of MTP Shares. Because the primary source of income for the Fund is the interest and principal payments on the municipal securities in which the Fund invests, any default by an issuer of a municipal security could have a negative impact on the Fund’s ability to pay dividends on its MTP Shares and could result in the redemption of some or all of its MTP Shares.

•

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on NAM’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

•

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

•

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “The Fund’s Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where the Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings.

•

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

•

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

•

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Articles of Incorporation and By-Laws.”

For additional risks of investing in MTP Shares and general risks of the Fund, see “Risks.”

Governing Law	The Articles of Incorporation and the Statement are governed by the laws of the state of Minnesota.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share or Preferred Stock of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of common stock of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal years ended October 31, 2008 has been audited by                      whose report for the fiscal year ended October 31, 2008, along with the financial statements of the Fund, are included in the Fund’s 2008 Annual Report, which is incorporated herein by reference. [The information with respect to the six months ended                  is unaudited and is included in the Fund’s 2008 Semi-Annual Report, which is incorporated by reference herein. Results for the interim period are not necessarily indicative of results of the full year. A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

[Insert Financial Highlights Table]

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) under the symbol “NPI.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The Fund was organized as a Minnesota corporation on April 15, 1988 and commenced investment operations on July 1, 1988. The Fund may issue up to 1 million preferred shares and up to 200 million shares of common stock. In 1988, the Fund issued 50,000,000 shares of common stock. In November 1988, the Fund issued 3,500 shares of Remarketed Preferred Stock in five offerings (700 shares each of Series A, B, C, D and E). In January 1994 the Fund issued rights to subscribe for an aggregate of 17,695,926 additional shares of common stock. 30,187,275 rights were subscribed for, which were converted into 10,062,425 shares of common stock. On August 1, 1995, the Fund conducted a 4-for-1 preferred stock split which was effected by dividing each outstanding share of Remarketed Preferred Stock into four shares, with a liquidation preference of $25,000 per share, for an aggregate of 14,000 Remarketed Preferred shares. On August 12, 1997, the terms of the Fund’s preferred stock were amended, converting the Remarketed Preferred Stock into MuniPreferred shares and converting Series A, B, C, D and E into Series M, T, W, TH and F, respectively. In September and October 1997, the Fund issued an additional 5,000 MuniPreferred shares in five offerings (1,000 shares each of Series M, T, W, TH and F). On May 18, 1999, the Fund issued 2,000 shares of MuniPreferred shares, Series M2. The Fund had              shares of common stock outstanding as of                     , 2009.

The table below provides information on Preferred Stock since 1998.

Year ended 10/31	Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Share*	Involuntary Liquidating Preference Per Share
1998	19,000	77,566	25,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

*	Calculated by dividing net assets by the number of shares of Preferred Stock outstanding.

The following provides information about the Fund’s outstanding shares as of                     , 2009.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common
MuniPreferred
Series M			3,800
Series M2			2,000
Series T			3,800
Series W			3,800
Series TH			3,800
Series F			3,800
MTP
Series				*
Series				*

*	Assumes all MTP Shares offered hereby are sold.

USE OF PROCEEDS

The net proceeds of the offering of MTP Shares will be approximately $         (assuming all MTP Shares offered hereby are issued and sold) after payment of the sales load and estimated offering costs. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all or a portion of the Fund’s outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. Such redemption of the MuniPreferred shares is expected to occur within          months of the closing of the offering.

CAPITALIZATION [UNAUDITED]

The following table sets forth the capitalization of the Fund as of             , 2009, and as adjusted to give effect to (i) the issuance of all MTP Shares offered hereby and (ii) the redemption of [all] outstanding MuniPreferred shares through the proceeds of the issuance of MTP Shares. Fewer than all of the MuniPreferred shares may be redeemed.

	Actual , 2009 (UNAUDITED)		As Adjusted , 2009 (UNAUDITED)
PREFERRED SHAREHOLDERS’ EQUITY

MuniPreferred shares, $25,000 stated value per share, at liquidation value; 1,000,000 preferred shares authorized ( shares outstanding and MuniPreferred Shares outstanding, as adjusted, respectively)*		$		$
MTP Shares, $1,000 stated value per share, at liquidation value; 1,000,000 preferred shares authorized; (no MTP Shares outstanding and shares outstanding)*, as adjusted	$		$

COMMON SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value per share; 200,000,000 shares authorized, shares outstanding*	$		$
Paid-in surplus**
Undistributed net investment income
Accumulated net realized gain (loss) from investments and derivative transactions
Net unrealized appreciation (depreciation) of investments and derivative transactions
Net assets applicable to common shares	$		$

*	None of these outstanding shares are held by or for the account of the Fund.
**	As adjusted, paid-in surplus reflects a reduction for the sales load and estimated offering costs of MTP Shares’ issuance ($ ).

DESCRIPTION OF MTP SHARES

The following is a brief description of the terms of MTP Shares, including any specific terms of Series              MTP Shares and Series              MTP Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Articles of Incorporation and the Fund’s Statement Establishing and Fixing the Rights and Preferences of Municipal Term Preferred Shares (the “Statement”). These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus is a part and the Statement also is Appendix A to the Fund’s SAI. Copies may be obtained as described under “Available Information.” Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement.

General

MTP Shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights or rights to cumulative voting. MTP Shares will rank equally with shares of all other Preferred Stock of the Fund including MuniPreferred shares, and with any other series of preferred stock of the Fund that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon liquidation. MTP Shares and all other Preferred Stock of the Fund are senior as to dividends and distribution to the Fund’s common shares.

Holders of MTP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will initially act as Securities Depository for the holders of MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of each Series of MTP Shares will be entitled to receive cumulative cash dividends and distributions, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available and in preference to dividends and distributions on common stock of the Fund for payment, calculated separately for each Dividend Period (as defined below) for such Series at a Dividend Rate (as defined below) for such Series during such Dividend Period. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on each Series of MTP Shares will be declared daily to the holders of such Series as their names appear on the registration books of the Fund at the close of business on each such day. Dividends so declared and payable will be paid to the extent permitted under state law and the Articles of Incorporation, and to the extent available and in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    The fixed dividend rate is an annual rate of             % and             % for Series June              and Series June             , respectively (the “Fixed Dividend Rate”). The Fixed Dividend Rate may be adjusted in certain circumstances, including a change in the credit rating of each Series of MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate and any adjustment thereto is referred to as the “Dividend Rate”).

Payment of Dividends and Dividend Periods.    Dividends are payable semi-annually on [June 1] and [December 1] in each year (each, a “Dividend Payment Date”) commencing on June 1, 2009 to the holders of MTP Shares. Dividends and distributions on MTP Shares accumulate from the Date of Original Issue. Each dividend period (“Dividend Period”) begins on (and includes) a Dividend Payment Date (or the Date of Original Issue, in the case of the first dividend period after the issuance of MTP Shares and ends on (but excludes) the next Dividend Payment Date. Dividends are payable on each Dividend Payment Date for such Series to the holders of such Series as their names appear on the registration books of the Fund at the close of business on the Business Day next preceding such Dividend Payment Date. If a holder of MTP Shares transfers his, her or its MTP Shares then any dividends that have been unpaid but declared for MTP Shares will be transferred to the transferee of MTP Shares in exchange for the transfer price paid by the transferee for MTP Shares.

Possible Adjustments to Fixed Dividend Rate.

Ratings.    So long as a Series of MTP Shares is rated on any date “            “ to “            “ by S&P or “            ” to “            ” by Moody’s, then the Dividend Rate will be equal to the Fixed Dividend Rate. If the highest credit rating assigned on any date to a Series’ outstanding MTP Shares by either of Moody’s or S&P (or a Rating Agency selected by the Board of Directors of the Fund) is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to a Series’ outstanding MTP Shares for such date will be adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to a Series’ MTP by either S&P or Moody’s as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Applicable Percentage
“ ” to “ ”	“ ” to “ ”	[ ]%
“ ” to “ ”	“ ” to “ ”	[ ]%
“ ” to “ ”	“ ” to “ ”	[ ]%
“ ” and lower	“ ” and lower	[ ]%

If no Rating Agency is rating an outstanding Series of MTP Shares, the Dividend Rate applicable to the MTP Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by             %.

Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date (as defined below), Deposit Securities sufficient to pay the full amount of any dividend on MTP Shares payable on the applicable Dividend Payment Date (a “Dividend Default”) or (i) applicable redemption date, Deposit Securities sufficient to pay the full amount of the redemption price payable on such redemption date (a “Redemption Default” and together with a Dividend Default referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any day shall be equal to the applicable dividend rate in effect on such day plus five percent (5%) annually.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that pay interest exempt from federal incomes taxes (“Municipal Obligations”) that have credit ratings from at least one nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such a nationally recognized statistical rating organization a “NRSRO”) that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act or similar investments or U.S. Government Obligations or any combination thereof; (v) or any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case that are either a demand obligation payable to the holder or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Fund does not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of MTP Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. Any payment of back dividends will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Default Period.”

[Subject to the foregoing, and any requirements of state law, to the extent that the Fund’s investment company taxable income for any taxable year (determined without regard to the deduction for dividends paid by the Fund) exceeds any current or accumulated dividends on MTP Shares, the Fund intends to distribute such excess investment company taxable income to the holders of the common shares. The term “investment company taxable income,” as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, and other expenses properly chargeable against income, but generally does not include net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods), dividends paid in shares of stock or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain annually to the holders of the common shares (subject to the prior rights of the holders of MTP Shares) subject to the foregoing and any requirements of state law. Each year, the Fund will allocate exempt interest dividends, ordinary income dividends, and capital gain distributions, between its common shares and MTP Shares in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters—Federal Income Tax Treatment of Holders of MTP Shares.”]

Upon failure to pay dividends for two years or more, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

[Distributions with respect to Taxable Allocations.

Holders of each Series of MTP Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations that are paid with respect to such Series as set forth below.

In general, the Fund intends to provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on a Series of MTP Shares for a Dividend Period, the Fund will increase the dividend payable in respect of each MTP Share of such Series for such Dividend Period by an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period.

If the Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of a Series of MTP Shares, the Fund will (other than in the circumstances described in the following paragraph) make a supplemental distribution on such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such Series as their names appear on the registration books of the Fund on such date, not exceeding 15 days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Directors.

If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof or made a supplemental distribution as described above, the Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder at such holder’s address as the same appears or last appeared on the record books of the Fund.

The Fund will not be required to pay Additional Amount Payments with respect to any Series of MTP Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

The term “Taxable Allocation” as used above means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.]

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on a Series of MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent Dividend Payment Dates for all outstanding series of Preferred Stock (including all MTP Shares outstanding) have been, or contemporaneously, are declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being paid on MTP Shares will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of shares of preferred shares on the relevant Dividend Payment Date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Statement.

For so long as any Series of MTP Shares are outstanding, the Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock of the Fund) in respect of the common stock of the Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of the liquidation of the Fund in respect of such common stock, unless, in each case, (A) immediately thereafter, the Fund shall have Asset Coverage of at least [225]% after deducting the amount of such dividend or distribution or redemption or purchase price, or liquidation proceeds, (B) all cumulative dividends and distributions on all series of the Municipal Term Preferred Shares of the Fund and all other series of Preferred Stock ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or will have been declared and sufficient funds for the payment thereof deposited irrevocably with the Redemption and Paying Agent) and (C) the Fund will have deposited with the Redemption and Paying Agent Deposit Securities having an initial combined value sufficient to effect the redemption of the full number of outstanding MTP Shares of any Series to be redeemed mandatorily pursuant to any provision contained in the Statement for which a Notice of Redemption shall have been given or shall have been required to be given on or prior to the date of the applicable dividend, distribution. redemption, purchase or acquisition.

The Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to the an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

As a fundamental policy, the Fund may not issue debt securities that rank senior to MTP Shares other than for temporary or emergency purposes. See the SAI, “Investment Restrictions.” Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). Notwithstanding the 1940 Act’s requirements, MTP Shares have a higher Asset Coverage of at least [225]% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

For so long as any MTP Shares of the Fund are outstanding, the Fund will have Asset Coverage of at least [225]% as of the close of business on the last Business Day of each calendar week. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

Effective Leverage Ratio

For so long as any MTP Shares of the Fund are outstanding, the Fund’s Effective Leverage Ratio will not exceed 50% as of the close of business on the last Business Day of each calendar week. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) the Fund’s outstanding Preferred Stock that is to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate trust certificates not owned by the Fund that correspond to the associated residual floating rate trust certificates owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedure) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate trust certificates), and (B) the aggregate principal amount of floating rate trust certificates not owned by the Fund that correspond to the associated residual floating rate trust certificates owned by the Fund.

Redemption

Term Redemption.    The Fund is required to provide for the mandatory redemption of (the “Term Redemption”) all of the Series              MTP Shares on June 1,              and all of the Series              MTP Shares on June 1,              (each a “Term Redemption Date”), each at a redemption price equal to $1,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the applicable Term Redemption Date (the “Term Redemption Price”).

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio.

Asset Coverage.    If the Fund fails to have Asset Coverage of at least [225]% as provided in the Statement and such failure is not cured on the close of business on a Business Day that is sixty days after the date of such failure (the “Asset Coverage Cure Date”), the Fund will fix a redemption date and proceed to redeem, the number of shares of Preferred Stock as described below at a price per share equal to the liquidation value per share of the applicable Preferred Stock plus accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Directors (the “Mandatory Redemption Price”). The Fund will redeem out of funds legally available, the number of shares of Preferred Stock (which may include at the sole option of the Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date would result in the Fund having Asset Coverage of at least [230]% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with the Articles of Incorporation of the Fund and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Statement, the Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of Preferred Stock redeemed by the Fund, permits the Fund to have with respect to the shares of Preferred Stock (including MTP Shares) remaining outstanding after such redemption, Asset Coverage of as much as [275]%. The Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 45 days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 45 days after the Asset Coverage Cure Date, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares of a Series are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the shares of such MTP Shares to be redeemed will be selected either (i) pro rata among such MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Directors of the Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is determined and such failure is not cured as of the close of business on the date that is sixty days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund will within thirty days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio of 50% or less by (A) engaging in transactions involving or relating to the floating rate trust certificates not owned by the Fund and/or the residual floating rate trust certificates owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming in accordance with the Fund’s Articles of Incorporation a sufficient number of shares of Preferred Stock, which at the Fund’s determination may include any number or proportion of MTP Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B).

On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Fund will not redeem more than the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Fund’s Articles of Incorporation and applicable law. If the Fund is unable to redeem the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares of a Series are to be redeemed pursuant to the Effective Leverage Ratio mandatory redemption provisions above, the shares of such MTP Shares to be redeemed will be selected either (A) pro rata among such MTP Shares, (B) by lot or (C) in such other manner as the Board of Directors of the Fund may determine to be fair and equitable.

Optional Redemption.    Commencing on the [first (1st)] anniversary date of the Date of Original Issue, on any Business Day (an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to:

•

if the Optional Redemption Date occurs on or after the [first] anniversary date of the Date of Original Issue and on or before a date that is              months after the Date of Original Issue,             % of the Liquidation Preference;

•

if the Optional Redemption Date occurs after the date that is              months after the Date of Original Issue and on or before the date that is              months after the Date of Original Issue,             % of the Liquidation Preference;

•

if the Optional Redemption Date occurs after the date that is              months after the Date of Original Issue and on or before the date that is              months after the Date of Original Issue,             % of the Liquidation Preference;

•

if the Optional Redemption Date occurs after the date that is              months after the Date of Original Issue and on or before the date that is              months after the Date of Original Issue,             % of the Liquidation Preference; or

•	if the Optional Redemption Date occurs after the date that is months after the Date of Original Issue, % of the Liquidation Preference.

If fewer than all of the outstanding MTP Shares of a Series are to be redeemed pursuant to the optional redemption provisions above, the shares of such MTP Shares to be redeemed will be selected either (i) pro rata among such MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Directors of the Fund may determine to be fair and equitable. Subject to the provisions of the Statement and applicable law, the Fund’s Board of Directors will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed pursuant to the manners set forth above from time to time.

The Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Fund has available Deposit Securities for the Redemption Date contemplated by such notice of redemption having a value not less than the amount (including any applicable premium) due to holders of MTP Shares by reason of the redemption of such MTP Shares on such Redemption Date.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 day notice period contemplated by Rule 23c-2 under the 1940 Act, or for such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, MTP Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, first class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the number of MTP Shares to be redeemed and the series of MTP Shares; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of Directors of the Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to a Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an initial combined value sufficient to effect the redemption of MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of MTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities so deposited prior to the redemption date, provided that the proceeds of any such investment will be available at the opening of business on the redemption date as same day funds. Notwithstanding the foregoing, if the redemption date is the Term Redemption Date, then the Fund shall deposit with the Redemption and Paying Agent Deposit Securities from the Sinking Fund or from other assets of the Fund having an initial combined value sufficient to effect the redemption of MTP Shares to the redeemed on the Term Redemption Date no later than 15 days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable, (any of the following referred to herein as the “Redemption Price”) and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever. The Fund will be entitled to receive, promptly after the Redemption Date, any cash in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date and any remaining Deposit Securities. Any Deposit Securities so deposited that are unclaimed at the end of 90 days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of MTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

[On or after a redemption date, each holder of MTP Shares that are subject to redemption will surrender any certificate(s) evidencing such MTP Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.]

Notwithstanding the other redemption provisions described herein, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Fund in accordance with the Articles of Incorporation of the Fund and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed MTP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on MTP Shares and will include those MTP Shares for which a Notice of Redemption has been provided.

Sinking Fund and Liquidity Requirement

On or prior to                   ,         with respect to Series              MTP Shares and              with respect to Series              MTP Shares (each the “Sinking Fund Initial Date”), the Fund will cause its custodian to designate and segregate from the other assets of the Fund (the “Sinking Fund”) Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by S&P, A- by Fitch or an equivalent rating by any other NRSRO (each a “Sinking Fund Investment” and collectively the “Sinking Fund Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for each Series of MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the Sinking Fund Initial Date will be the Dividend Rate in effect for such Series until the Term Redemption date for such Series. If the aggregate Market Value of the Sinking Fund Investments included in the Sinking Fund for a Series of MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount with respect to such Series, then the Fund will cause the custodian and NAM to take all such necessary actions, including designating and/or segregating assets of the Fund as Sinking Fund Investments, so that the aggregate Market Value of the Sinking Fund Investments included in the Sinking Fund for such Series is at least equal to 110% of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund designated and segregated as Sinking Fund Investments with respect to the MTP Shares, NAM, on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Sinking Fund Investments from such designation and segregation and to add, exchange or substitute for such designation and segregation other Sinking Fund Investments not so designated and segregated, so long as (i) the assets of the Fund designated and segregated as Sinking Fund Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below). The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Sinking Fund Investments included in the Sinking Fund for any Series of MTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees.

The Fund will cause NAM to execute portfolio transactions and take any other necessary action so that the Market Value of the Deposit Securities held in the Sinking Fund for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, is not less than the percentage of the Term Redemption Amount for the MTP Shares set forth below opposite such number of days (the “Liquidity Requirement”), but in all cases subject to the cure provisions of described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate market value of the Deposit Securities included in the Sinking Fund for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause its custodian and the adviser, NAM, to take all such necessary actions, including transferring Deposit Securities from the Fund to the Sinking Fund, so that the aggregate market value of the Deposit Securities included in the Sinking Fund is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Sinking Fund for a Series of MTP Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares of a Series on the Term Redemption Date for such Series, the requirement of the Fund to maintain the Sinking Fund as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the liquidation preference of $1,000 per MTP Share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all MTP Shares, and any other outstanding series of Preferred Stock shall be insufficient to permit the payment in full to such holders of MTP Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other series of Preferred Stock, then the available assets shall be distributed among the holders of MTP Shares and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the

Liquidation Preference on each outstanding MTP Share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of MTP Shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Fund will be made by the Fund in respect of, the common stock of the Fund.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other person, nor the merger, consolidation or reorganization of any person into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise indicated in the Fund’s Articles of Incorporation, the Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and the holders of outstanding shares of Preferred Stock, including the MTP Shares, will vote together with holders of shares of common stock of the Fund as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

In connection with the election of the Board of Directors of the Fund, the holders of outstanding shares of Preferred Stock, including the MTP Shares, represented in person or by proxy at said meeting, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Directors of the Fund. The holders of outstanding shares of common stock and Preferred Stock, including each series of MTP Shares, voting together as a single class, will elect the balance of the Directors of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding share of Preferred Stock, including any outstanding MTP Share, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the MTP Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent for the payment of such accumulated dividends; or (ii) any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the Directors of the Fund (a period when any of the conditions exists, a “Voting Period”), then the number of members constituting the Board of Directors of the Fund will automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of Preferred Stock, including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated in the above sentence shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional Directors elected by the holders of shares of Preferred Stock, including the MTP Shares (but not of the Directors with respect to whose election the holders of common shares were entitled to vote or the two Directors the holders of shares of Preferred Stock, including MTP Shares, have the right to elect in any event), will terminate automatically. Any MTP Shares issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other MTP Shares by the Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, the Fund will notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice and the Redemption and Paying Agent and/or such other person will call a special meeting of such holders, (i) by mailing or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to send such notice to the Redemption and Paying Agent and/or other person entitled to receive same or if the Redemption and Paying Agent and/or such other person does not call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the 5th Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of directors prescribed above on a one-vote-per-share basis.

So long as any MTP Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of MTP Shares outstanding and other series of Municipal Term Preferred Shares of the Fund outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, amend, alter or repeal the provisions of the Articles of Incorporation, including the Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such MTP Shares and other series of Municipal Term Preferred Shares of the Fund or the holders thereof; provided, however, that (i) an increase in the number of authorized shares of Preferred Stock pursuant to the Articles of Incorporation or Bylaws of the Fund (the Articles of Incorporation and Bylaws of the Fund referred to herein as the “Governing Documents”) or the issuance of additional shares of any series of Preferred Stock pursuant to the Governing Documents will not be considered to adversely affect the rights and preferences of MTP Shares, and (ii) a division of a MTP Share or any other series of Municipal Term Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of MTP Shares or other series of Municipal Term Preferred Shares, respectively. So long as any MTP Shares or any other series of Municipal Term Preferred Shares of the Fund are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MTP Shares and other series of Municipal Term Preferred Shares of the Fund outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

So long as any MTP Shares of a Series are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares of such Series outstanding at the time, in person or by proxy, either in writing or at a meeting, voting together as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to such Series, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power set forth in such appendix of the MTP Shares of such Series or the holders thereof; provided, however, that (i) an increase in the number of authorized shares of Preferred Stock pursuant to the Articles of Incorporation or the issuance of additional shares of any series of Preferred Stock pursuant to the Articles of Incorporation will not be considered to adversely affect the rights and preferences of the MTP Shares of any series, and (ii) a division of a MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of the MTP Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligations of the Fund to (x) pay the term Redemption Price on a Term Redemption Date for a Series or (y) accumulate dividends at the Dividend Rate for a Series will be effected without, in each case, the prior unanimous vote or consent of such Series.

Unless a higher percentage is provided for in the Articles of Incorporation of the Fund, (i) the affirmative vote of at least a majority of the holders of shares of Preferred Stock, including MTP Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (ii) the affirmative vote of the holders of “a majority of the outstanding shares of Preferred Stock,” including MTP Shares, voting as a separate class, will be required to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. The affirmative vote of the holders of a “majority of the outstanding shares of Preferred Stock,” including MTP Shares, voting as a separate class, will be required to approve any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of preferred stock” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the Statement, by the other provisions of the Articles of Incorporation, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the Statement, and the Term Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Fund or an affiliate of the Fund (except for shares held by a broker-dealer that is an affiliate of the Fund for the account of its customers) will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

[Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Directors of the Fund and any holder of shares of preferred shares, including any MTP Shares, or any other shareholder of the Fund.]

Unless otherwise required by law, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional Directors as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each Series of MTP Shares for so long as such Series is outstanding. “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board of Directors from time to time to be a Rating Agency for purposes of the Statement. The Board of Directors has initially designated Moody’s and S&P to be Rating Agencies. The Fund will use commercially reasonable efforts to comply with any Rating Agency Guidelines. [Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of MTP Shares for so long as such Series is outstanding (which credit rating may consist of a credit rating on the MTP Shares generally or the Preferred Stock generally).] The Board of Directors may elect to remove any Rating Agency previously designated by the Board of Directors to act as a Rating Agency for purposes of the Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Directors with any other Rating Agency, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for the MTP Shares of such Series and (ii) entered into an agreement with the Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. [A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.]

Issuance of Additional Preferred Stock

So long as any MTP Shares are outstanding, the Fund may issue and sell Preferred Stock of one or more other series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, including additional MTP Shares, in addition to then outstanding Series of MTP Shares in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock for which a redemption notice has been mailed prior to such issuance, have Asset Coverage of at least [225]%

Actions Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right, in each case, is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is a high level of current income exempt from regular federal income tax, consistent with preservation of capital. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

The Fund seeks to achieve its investment objective by investing substantially all of its assets (more than 80%) in a diversified portfolio of tax-exempt municipal securities rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or S&P, except that the Fund may invest up to 20% of its assets in unrated municipal securities which, in NAM’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal securities rated Baa or BBB or better. The Fund will not invest in any rated municipal securities that are rated lower than Baa by Moody’s or BBB by S&P at the time of purchase. Municipal securities rated Baa or BBB or better are considered “investment grade” securities. Municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and in fact have speculative characteristics as well, while municipal securities rated BBB are regarded as having an adequate capacity to pay principal and interest. See Appendix B to the SAI for a description of securities ratings.

Underrated municipal securities are those municipal securities whose ratings do not, in NAM’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in NAM’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). NAM may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that NAM considers undervalued. NAM believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

As noted above, except to the extent that the Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt municipal securities that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or S&P, except that the Fund may invest up to 20% of its assets in unrated municipal securities which, in NAM’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal securities so rated. These policies and the Fund’s investment objective are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Certain Trading Strategies of the Fund

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The commitment to purchase securities on a when-issued or delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Portfolio Turnover.    The Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what NAM believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objective by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. [In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

PORTFOLIO COMPOSITION

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes and other securities issued to finance and refinance public projects, and other related securities that provide for the payment of income that is exempt from federal income taxes.

States, local governments and municipalities issue municipal securities to raise money for public purposes such as building public facilities, refinancing outstanding obligations, and financing internal operating expenses. Municipal securities are generally either general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, or revenue bonds, which may be repaid only from the revenues of a specific facility or source. The Fund also may buy municipal securities that represent interests in lease obligations. These securities carry special risks because the issuer may not be required to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only buy these securities where the issuer has a strong incentive to continue making appropriations until the municipal security matures. The Fund does not have any limits on investing in lease obligations that do not contain a “non-appropriation” clause. The Fund may invest no more than 10% of its net assets in municipal securities issued by U.S. possessions or territories, which pay interest exempt from regular federal income tax.

The Fund may buy municipal securities that pay a variable or floating rate of interest that changes with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s and S&P’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal securities. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. All voting rights and decisions to be made with respect to any other rights relating to the municipal securities held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal security deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust.

The Fund invests in both inverse floating rate securities and tender option bonds (as discussed below) issued by the same special purpose trust.

Tender Option Bonds.    The Fund may also invest in tender option bonds, as described above, issued by special purpose trusts. Tender option bonds may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the tender option bond relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the tender option bond. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the tender option bond. Generally, the trusts do not have recourse to the investors in the residual inverse floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Other Investment Companies

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to those risks. See “Risks—Other Investment Companies Risk.”

Derivatives

The Fund may invest in certain derivative instruments including financial futures and options. See the SAI for additional information.

Portfolio Investments

As used in this prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal security market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s or S&P, and that mature within one year from the date of issuance. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to the SAI for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and MTP Shares, based on the percentage of total dividends distributed to each class for that year.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MTP Shares.

Risks of Investing in MTP Shares

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes of market yields. The market yields on shorter-term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares (to the extent such a market exists) prior to its term redemption. See “Description of MTP Shares—Dividends and Dividend Periods.”

No Established Trading Market Risk.    Each Series of MTP Shares is a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of MTP Shares on a securities exchange or an automated dealer quotation system. Depending on market conditions, the Fund expects that certain broker-dealers may make a secondary market in MTP Shares at market prices that will vary (above or below the liquidation preference amount). There can be no assurance as to the development or liquidity of any market for MTP Shares outside of the redemption procedures as described herein, or that the price at which a holder could sell MTP Shares on such market would not be significantly less than the prices available for securities of comparable credit quality and effective maturity. As a result, holders of MTP Shares may choose to treat them as illiquid.

Secondary Market Risk.    If a secondary market for MTP Shares does develop, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

Ratings Risk.    The Fund expects that, at issuance, each Series of MTP Shares will be rated          and          by Moody’s and S&P, respectively and that such ratings will be a requirement of issuance of such Series by the underwriters pursuant to an underwriting agreement. There can be no assurance that such ratings will be assigned or maintained at the level originally assigned through the term of MTP Shares. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency (including Moody’s and S&P) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade a Series of MTP Shares, which may make MTP Shares less liquid in any secondary market, though with higher resulting dividend rates than the Fixed Dividend Rate. If a Rating Agency downgrades a Series of MTP Shares of the Fund, the Fund is required to pay a higher dividend rate on those shares.

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to MTP Shareholders. For further information, see “Description of MTP Shares—Redemptions” and “Description of MTP Shares—Asset Coverage.”

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund intends to treat each Series of MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. See “Federal Income Tax Matters.” See also, the opinion of counsel included as Appendix C to the SAI.

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Fixed Dividend Rate, the Fund’s ability to pay dividends on MTP Shares could be jeopardized.

Subordination Risk.    While holders of MTP Shares will have equal liquidation and distribution rights to any other Preferred Stock that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Fund. Therefore, dividends, distributions and other payments to MTP Shareholders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of preferred shareholders, including MTP Shareholders. Currently, the Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. See the SAI, “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of MTP Shareholders.

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Sinking Fund (as described under “Description of MTP Shares.” Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares, if such a market develops, and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP investor may have greater difficulty selling his or her MTP Shares. The lack of price transparency that may result from less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit Risk.    Credit risk is the risk that an issuer of a municipal security held in the Fund’s portfolio will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal securities carry a greater degree of credit risk. If rating agencies lower their ratings of municipal securities in the Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of MTP Shares. Because the primary source of income for the Fund is the interest and principal payments on the municipal securities in which the Fund invests, any default by an issuer of a municipal security could have a negative impact on the Fund’s ability to pay dividends on its MTP Shares and could result in the redemption of some or all of its MTP Shares.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on NAM’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principle or interest on such mortgage revenue bonds.

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “The Fund’s Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. In circumstances where the Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and NAM will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Tax Matters.”

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Insurance Risk.    The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance and may not add any value. The insurance feature of a municipal security normally provides that it guarantee the full payment of principal when due and interest through the life of an insured obligation, but does not guarantee the market value of the insured obligation.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore NAM’s parent, Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. Furthermore, NAM’s ability to continue to fund these items may be affected by general economic, financial, competitive, legislative, legal and regulatory factors. In the event that market conditions do not substantially improve, Nuveen Investments may not be able to meet its financial covenants in 2009 and thereafter. Nuveen Investments’ failure to satisfy the terms of its indebtedness may result in the accelerated payment of such indebtedness and may generally have an adverse effect on the financial condition of Nuveen Investments. For additional information on NAM and Nuveen Investments, including the financial condition of Nuveen Investments, see “Management of the Fund—Additional Information Related to NAM and Nuveen Investments.”

Personnel Turnover Rate.    As a result of current deteriorating market conditions or other reasons, Nuveen Investments and NAM may need to implement cost reductions in the future which could make the retention of qualified and experienced personnel more difficult and could lead to personnel turnover.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and/or Nuveen Investments, LLC. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

HOW THE FUND MANAGES RISK

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and Preferred Stock, including MTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares voting as a separate class.

The Fund may not:

•

Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal securities issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

•	Invest more than 5% of its total assets in securities of any one issuer (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund’s total assets).

See the SAI for additional fundamental and non-fundamental policies of the Fund.

In addition, Moody’s and S&P, in connection with establishing and maintaining ratings on the Fund’s MTP Shares, restrict the Fund’s ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. The Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and the Fund may change them without shareholder approval.

MANAGEMENT OF THE FUND

Directors and Officers

The Fund’s Board of Directors is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the Fund’s Directors and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Portfolio Managers

NAM will be responsible for the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $119 billion of assets under management as of December 31, 2008, of which approximately $57.5 billion was in municipal securities. Regarding this approximately $57.5 billion of tax-exempt municipal securities, approximately $         billion, $         billion, $         billion and $         billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

Paul Brennan, CFA, CPA, is a Vice-President of NAM and is portfolio manager of the Fund. Mr. Brennan began his career in the investment business in 1991 when he was a municipal credit analyst, then became a portfolio manager in 1994. He joined Nuveen Investments in 1997 while at Flagship Financial which Nuveen acquired. He earned his BS in Accountancy and Finance from Wright State University.

Additional information about the portfolio manager’s compensation, other accounts managed by him and other information is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) , which has since been acquired by Bank of America. As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments.              also owns an interest in Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving NAM and Bank of America (including Merrill Lynch), NAM has adopted polices and procedures intended to address these potential conflicts. To the extent conflicts exist between NAM, the Fund and Merrill Lynch, Merrill Lynch will pursue its interests regardless of whether those interests are adverse to those of NAM, the Fund and the Fund’s shareholders.

Additional Information Relating to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by its adviser NAM and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of December 31, 2008, Nuveen Investments had outstanding approximately $3.86 billion in aggregate principal amount of indebtedness, with $451.7 million of cash on hand. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness or to fund its other liquidity needs. Nuveen Investments’ ability to continue to fund these items and to service debt may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2010. Furthermore, these debt agreements include covenants requiring Nuveen Investments to meet certain obligations during the terms of the agreements. In the event that market conditions do not substantially improve, Nuveen Investments may breach certain of these covenants in 2009 or thereafter, which would require Nuveen Investments to renegotiate certain terms and conditions of its outstanding debt. To the extent that Nuveen Investments must renegotiate any such terms and conditions, the cost of such debt may increase and may result in more onerous terms and conditions, and may generally have an adverse effect on the financial condition of Nuveen Investments. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt. Nuveen Investments believes, however, that potential adverse changes to the overall financial position and business operations would not adversely affect NAM’s credit research and portfolio management operations and would not otherwise materially adversely affect NAM’s ability to fulfill its obligations to the Fund under the Fund’s investment management agreement. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule:

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $125 million	0.6500%
$125 million to $250 million	0.6375%
$250 million to $500 million	0.6250%
$500 million to $1 billion	0.6125%
$1 billion and over	0.5875%

Complex Level Fee    The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicted in the following table:

Complex-Level Asset Breakpoint Level(1)	Effective Rate At Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	Breakpoints apply up to the dollar amounts listed above. The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen Funds. The complex-level fee was based on approximately $ billion as of , 2009.

In addition to NAM’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any MTP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

The basis for the Board of Director’s continuation of the Fund’s investment management agreement will be provided in Annual or Semi-Annual Reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board of Directors has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board of Directors of the Fund.

DESCRIPTION OF BORROWINGS

The Fund’s Articles of Incorporation authorize the Fund, without prior approval of holders of common and preferred shares, including MTP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings in accordance with its fundamental investment policies. Any borrowings will rank senior to the Fund’s shares of Preferred Stock, including the MTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of preferred shares (including MTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of preferred shares in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

If the Fund’s Board of Directors determines to authorize borrowings, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles of Incorporation.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Articles of Incorporation authorizes the issuance of common stock. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when preferred shares are outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless Asset Coverage with respect to Preferred Stock would be at least 200% after giving effect to the distributions.

The common shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

MuniPreferred Shares

The Fund’s Articles of Incorporation authorizes the issuance of preferred shares. The Fund has outstanding MuniPreferred shares. All Preferred Stock has equal rights to the payment of dividends and the distribution of assets upon liquidation. Under the 1940 Act, the MTP Shares are considered to be a separate series of the Fund’s existing class of Preferred Stock, and are not considered to be a separate class of securities.

The Fund’s outstanding MuniPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. MuniPreferred shares are, when issued, (i) fully paid and non-assessable, (ii) not convertible into common shares or other capital stock of the Fund, (iii) have no preemptive rights and (iv) not subject to any sinking fund. MuniPreferred shares are subject to optional and mandatory redemption in certain circumstances. MuniPreferred shares are auction rate securities, meaning that auctions in the securities were held on a periodic basis and interest on the shares was paid at the end of each auction period based on a Dutch auction process. In February 2008, the auction market failed and has not since recovered. The failure of the auction rate market has virtually rendered the MuniPreferred shares illiquid.

Prior to the general failure of the auction markets, MuniPreferred shares paid dividends based on a rate set at the auctions, which were normally held weekly. In most instances, dividends were also paid weekly on the day following the end of the rate period. The rate set at the auctions did not exceed a “maximum rate.” In instances where auctions have failed, the dividend rates for the MuniPreferred shares reset weekly at a “maximum rate”, which is determined by a formula, and is based on the greater of 110% of short-term municipal bond rates or “AA” taxable commercial paper.

A detailed description of the Fund’s MuniPreferred shares, including a description of the “maximum rate” formula, is included in the Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniPreferred Shares that is on file with the Securities and Exchange Commission.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund’s Article of Incorporation and By-Laws may limit the ability of other companies or person to acquire control of the Fund.

Anti-Takeover Provision.    The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Directors be divided into three classes with staggered terms. See the SAI under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Directors. Holders of Preferred Stock, voting as a separate class, are entitled to elect two of the Fund’s directors. In addition, the holders of at least two-thirds of the common shares and preferred shares, voting together as a single class, except as described below, must vote to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of directors by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Articles of Incorporation or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a director, when the director has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of Preferred Stock, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Stock outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Articles of Incorporation or the By-laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of Preferred Stock are higher than those required by the 1940 Act. The Board of Directors believes that the provisions of the Articles of Incorporation relating to such higher votes are in the best interest of the Fund and its shareholders.

Minnesota Anti-Takeover Laws.    The Fund, as a Minnesota corporation, is subject to Sections 302A.671, 302A.673 and 302A.675 of the Minnesota Business Corporation Act, which may have the effect of discouraging a negotiated acquisition or unsolicited takeover. The following summaries are qualified in their entirety by reference to the statutory sections cited.

In general, Section 302A.671 provides that a public Minnesota corporation’s shares acquired in a “control share acquisition” have no voting rights unless voting rights are approved by the corporation’s other shareholders. A “control share acquisition” is a direct or indirect acquisition of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors.

In general, Section 302A.673 prohibits a public Minnesota corporation from engaging in a “business combination” with an “interested shareholder” for a period of four years after the date of the transaction in which the person became an interested shareholder, unless either the business combination or the acquisition by which such person becomes an interested shareholder is approved by a committee composed solely of disinterested directors. The term “business combination” includes mergers, asset sales and other transactions resulting in the receipt of a financial benefit by the interested shareholder. An “interested shareholder” is a person who is the beneficial owner, directly or indirectly, of 10% or more of a corporation’s voting shares, or who is an affiliate or associate of the corporation and who, at any time within four years before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the corporation’s voting shares.

If a tender offer is made for shares of a public Minnesota corporation, Section 302A.675 precludes the offeror from acquiring additional shares (including in acquisitions pursuant to mergers, consolidations or statutory share exchanges) within two years following the completion of the tender offer, unless shareholders selling their shares in the later acquisition are given the opportunity to sell their shares on terms that are substantially equivalent to those provided in the earlier tender offer. Section 302A.675 does not apply if a committee composed solely of disinterested directors approved the earlier tender offer before any shares were acquired pursuant to it.

Reference should be made to the Articles of Incorporation and By-laws on file with the Securities and Exchange Commission for the full text of these provisions, as well as the statutory sections of the Minnesota Business Corporation Act cited above.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem shares in the Fund held by such shareholders. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Directors has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Directors will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. The Fund will be unable to repurchase its common shares if it does not meet certain asset coverage requirements relating to outstanding Preferred Stock.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares including MTP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the Exchange or elsewhere. Any conversion to an open-end fund would require the vote of the majority of the outstanding common and preferred shares voting as separate classes. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the common shares trade below net asset value, a Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors of the Fund may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The discussion below, and the discussion in the SAI under the caption “Certain U.S. Federal Income Tax Considerations,” is based on the opinion of K&L Gates LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of MTP Shares. Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of MTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Tax Counsel will deliver its opinion concluding that for federal income tax purposes MTP Shares will qualify as stock in the Fund and distributions made with respect to the MTP Shares will qualify as exempt-interest dividends to the extent designated by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax.

The Fund primarily invests in municipal securities issued by States, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the holders of common shares and MTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative tax rules apply to individuals and to corporations. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MTP Shares. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Description of MTP—Dividends and Rate Periods” in this prospectus.

The SAI contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders. Any change may be retroactive for Fund transactions.

State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

Federal Income Tax Treatment of Holders of MTP Shares

Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question Tax Counsel’s opinion and the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to common shares and MTP Shares as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

Sale of Shares

The sale of MTP Shares by holders will generally be a taxable transaction for federal income tax purposes. A holder of MTP Shares who sells such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder’s adjusted tax basis in the shares sold. A portion of any such gain will generally be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. If such MTP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all MTP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 28%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MTP Shares.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below for whom             is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of MTP Shares indicated below:

	Name	Number of Shares
Total

The underwriters are offering the MTP Shares subject to their acceptance of the MTP Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the MTP Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the MTP Shares offered by this prospectus if any such MTP Shares are taken.

The underwriters initially propose to offer part of the MTP Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $             per MTP Share under the initial offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $             per share to other underwriters or to certain dealers. After the initial offering of the MTP Shares, the offering price and other selling terms may from time to time be varied by the representative. The underwriting discounts and commissions (sales load) of $             per MTP Share are equal to         % of the initial offering price. Investors must pay for any MTP Shares purchased on or before             , 2009

The following table shows the estimated expenses and sales load the Fund will pay in connection with this offering.

	Per Share	Total
Expenses payable by the Fund		$
Underwriting discounts and commissions (sales load)		$

The Fund and NAM have each agreed that, without the prior written consent of             , on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus: offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any senior securities (as defined in the 40 Act) or any securities convertible into or exercisable or exchangeable for senior securities, or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the MTP Shares, whether any such transaction described above is to be settled by delivery of MTP Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any MTP Shares or any securities convertible into or exercisable or exchangeable for MTP Shares.

The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

The Fund, the Adviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933 or to contribute payments the underwriters may be required to make for any of those liabilities.

From time to time,             has provided and continues to provide investment banking services to the Fund, NAM and its affiliates for which it has received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund, NAM and its affiliates in the ordinary course of business.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

The address of              is             .

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. The Bank of New York Mellon acts as transfer agent, registrar, and redemption and paying agent with respect to MTP Shares.

LEGAL OPINIONS

Certain legal matters in connection with MTP Shares will be passed upon for the Fund by K&L Gates LLP, Washington, DC, and for the Underwriters by             , New York, New York. K&L Gates LLP and             may rely as to certain matters of Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s audited financial statements for the fiscal year ended October 31, 2008 [and the Fund’s unaudited financial statements for the six months ended             , 2009] are incorporated by reference to its 2008 Annual Report [and 2009 Semi-Annual Report,] respectively. The 2008 Annual Report has been audited by                                  ,                               , Chicago, Illinois 60606, independent auditors, as set forth in their report thereon.

MISCELLANEOUS

To the extent that a holder of MTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of MTP Shares, more than 10% of the Fund’s outstanding Preferred Stock), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Stock (including MTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about any Fund can be inspected at the offices of the Exchange.

This prospectus does not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and MTP Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies	3
Investment Restrictions	4
Portfolio Composition	6
Management of the Fund	16
Investment Adviser	29
Portfolio Manager	30
Portfolio Transactions and Brokerage	32
Description of Shares	34
Repurchase of Fund Shares; Conversion to Open-End Fund	34
Tax Matters	35

Experts	40
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent	40
Additional Information	40
Report of Independent Registered Public Accounting Firm	41
Financial Statements	42
Appendix A—Statement of Preferences	A-1
Appendix B—Ratings of Investment	B-1
Appendix C—Tax Opinion	C-1

$

Nuveen Premium Income Municipal Fund, Inc.

MUNICIPAL TERM PREFERRED SHARES

            Shares,     % Series June

            Shares,     % Series June

PROSPECTUS

                    , 2009

NUVEEN INVESTMENTS, LLC

SUBJECT TO COMPLETION DATED             , 2009

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Premium Income Municipal Fund (the “Fund”) is a diversified, closed-end management investment company.

This Statement of Additional Information relating to Municipal Term Preferred Shares,     % Series June              (“Series              MTP Shares”) and Municipal Term Preferred Shares,     % Series June              (“Series              MTP Shares”) of the Fund (collectively, “MTP Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2009 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MTP Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

1

This Statement of Additional Information is dated                     , 2009.

2

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is a high level of current income exempt from regular federal income tax, consistent with preservation of capital.

The Fund seeks to achieve its investment objective by investing substantially all of its assets (more than 80%) in a diversified portfolio of tax-exempt municipal securities rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, (“S&P”), except that the Fund may invest up to 20% of its assets in unrated municipal securities which, in NAM’s opinion, have credit characteristics equivalent to, those so rated. There is no assurance that the Fund will achieve its investment objective. A rating issued by an NRSRO (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating, and is not a guarantee as to quality, or an assurance of the performance, of the rated security. In addition, the manner in which NRSROs obtain and process information about a particular security may affect the NRSRO’s ability to timely react to changes in an issuer’s circumstances that could influence a particular rating.

Underrated municipal securities are those municipal securities whose ratings do not, in NAM’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in NAM’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). NAM may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that NAM considers undervalued. NAM believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

As noted above, except to the extent that the Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt municipal securities that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or S&P, except that the Fund may invest up to 20% of its assets in unrated municipal securities which, in NAM’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal securities so rated. These policies and the Fund’s investment objective are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix B to this Statement of Additional Information.

A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.

3

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately:

(1) Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described under “Portfolio Composition—Financial Futures and Options Transactions” below;

(2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Portfolio Composition—Financial Futures and Options Transactions” below;

(3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

(4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

(7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Portfolio Composition—Financial Futures and Options Transactions” below;

(8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investments objective, policies and limitations;

(9) Invest in securities other than Municipal Obligations and temporary investments as described under “Investment Objectives and Policies—Portfolio Investments” above; and purchase financial futures and options except within the limits described in “Portfolio Composition—Financial Futures and Options Transactions.”

(10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

(12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

4

(13) Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors, or those officers and directors of NAM who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (10) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of MTP Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the limitations set forth above, the Fund will not, as a matter of operating policy, (1) invest for the purpose of exercising control or management, (2) borrow in excess of 5% of its total assets if and so long as its preferred shares are outstanding. These policies are not fundamental and the Board may change them without shareholder approval.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

5

PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus section, “The Fund’s Investments,” the Fund’s portfolio will be composed principally of the investments described below.

The term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s or S&P, and that mature within one year from the date of issuance. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to this SAI for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, based on the percentage of total dividends distributed to each class for that year.

MUNICIPAL SECURITIES

Included within the general category of municipal securities described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease obligations”) of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those “non-appropriation” Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal securities also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal securities with long-term maturities.

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Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices NAM anticipates to correlate with the prices of the municipal securities the Fund owns. The Fund has no present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its Common Shares and its Preferred Stock. See “Tax Matters.”

The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

Although certain risks are involved in futures and options transactions (as discussed under “Risks of Futures and Options Transactions” below), because the Fund will engage in these transactions only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the “CFTC”) require that the Fund engage in transactions in futures and options on futures only for bona fide hedging purposes or if the aggregate initial margin deposits and premiums the Fund pays do not exceed 5% of the market value of its assets. The Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated

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account. These requirements and limitations may limit the Fund’s ability to engage in hedging transactions. So long as Moody’s or S&P, or both, are rating the Fund’s MuniPreferred shares, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody’s and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody’s and S&P to such shares.

Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option’s expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Risks of Futures and Options Transactions. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

Repurchase Agreements. The Fund may buy repurchase agreement’s as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and Preferred Stock. See “Tax Matters.” The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value

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of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. NAM will monitor the value of the collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, NAM will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and Securities and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also

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constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Directors or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Directors has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Directors has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the

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decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM, if any, to protect liquidity.

INVERSE FLOATING RATE SECURITIES AND TENDER OPTION BONDS

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Tender Option Bonds. The Fund may also invest in tender option bonds, as described above, issued by special purpose trusts. Tender option bonds may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the tender option bond relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution.

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As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the tender option bond. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the tender option bond. Generally, the trusts do not have recourse to the investors in the residual inverse floating rate securities.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

OTHER INVESTMENTS

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt

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instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to the Fund’s shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive municipal securities available in the market. The Fund may invest in investment companies that are advised by NAM or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invested in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because the securities of other investment companies may be leveraged and subject to the same leverage risk, the Fund may indirectly be subject to those risks described in the Fund’s Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TURNOVER

The Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal bond and buy another of

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comparable quality at about the same time to take advantage of what NAM believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. [In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.]

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MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Directors of the Fund. The number of directors of the Fund is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a director, trustee or employee of, or consultant to, Nuveen, NAM or their affiliates. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the directors and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The directors of the Fund are directors or trustees, as the case may be, of 74 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 121 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Director	Term—Annual Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	195	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Annual Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	195	See Principal Occupation description

17

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Annual Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Annual Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	195	See Principal Occupation description

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Annual Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association; formerly Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	195	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Annual Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	N/A

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Annual Length of service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	195	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Annual Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	N/A

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Name, Business Address and Birthdate	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director:
John P. Amboian* 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Annual Length of service— Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**	195	See Principal Occupation description

*	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.
**	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2009— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*; Chartered Financial Analyst.	195

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until July 2009— Length of Service—Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	121

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term—Annual— Length of Service— Since 2007	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	195

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Annual—Length of Service—Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	121

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Annual— Length of Service— Since 2007	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	195

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2009—Length of Service— Since 2002	Vice President of Nuveen Investments, LLC (since 2002); Vice President of Nuveen Asset Management (since 2005).	195

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Annual— Length of Service— Since 2007	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	195

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2009— Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management; formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	195

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2009— Length of Service— Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	195

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Annual— Length of Service—Since 2008	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	195

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until July 2009— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President (2006-2008); formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	195

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2009— Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC (2000-2009); Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	195

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until July 2009— Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	195

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2009— Length of Service— Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.*	195

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2009— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007) Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	195

John V. Miller 333 West Wacker Drive Chicago,4 IL 60606 (4/10/67)	Vice President	Term—Until July 2009— Length of Service— Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	195

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Annual— Length of Service—Since 2008	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	195

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2009— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	195

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2009— Length of Service— Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	195

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2009— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	195

*	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into NAM, effective January 1, 2005.

BOARD COMMITTEES

The Board of Directors has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian, serve as members of the Executive Committee of the Board of Directors of the Fund. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. During the fiscal year ended October 31, 2008, the Executive Committee met             times.

The Audit Committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth. During the fiscal year ended October 31, 2008, the Audit Committee met             times.

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The Nominating and Governance Committee is composed of the independent directors of the Fund. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board of Directors. The Nominating and Governance Committee is responsible for director selection and tenure; selection and review of committees; and Board education and operations. In addition, the Nominating and Governance Committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to director compensation; and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended October 31, 2008, the Nominating and Governance Committee met             times.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended October 31, 2008, the Dividend Committee met             times.

The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone. The Committee has adopted a written charter. During the fiscal year ended October 31, 2008, the Compliance, Risk Management and Regulatory Oversight Committee met             times.

INDEPENDENT CHAIRMAN

The directors have elected Robert P. Bremner as the independent Chairman of the Board of Directors. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Directors and of the shareholders; (b) seeing that all orders and resolutions of the directors are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Directors will serve until the annual meeting of shareholders in 2009 at which shareholders will be asked to elect directors to serve until the next annual meeting or until their respective successors are duly elected and qualified. See the Fund’s Prospectus under “Certain Provisions in the Articles of Incorporation and By-Laws.”

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SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2008:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
John M. Amboian	$50,001-$100,000	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	$50,001-$100,000
Terence J. Toth	None	Over $100,000

No director who is not an interested person of the Fund or his immediate family member owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

COMPENSATION

The following table shows, for each independent director, (1) the aggregate compensation paid by the Fund for its fiscal year ended                 , 2008, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended             , 2008. The Fund does not have a retirement or pension plan. The officers and directors affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any director who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a director. The deferred compensation of a participating director is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the director may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$797	$19,868	$216,138
Jack B. Evans	660	29,023	189,578
William C. Hunter	552	101,987	120,659
David J. Kundert	624	106,695	128,240
William J. Schneider	647	118,534	140,917
Judith M. Stockdale	596	34,396	160,362
Carole E. Stone	552	—	171,750
Terence J. Toth(4)	552	23,664	28,695

(1)	The compensation paid, including deferred amounts, to the independent directors for the fiscal year ended , 2008 for services to the Fund.

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(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the 2009 calendar year ended December 31, 2008 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Mr. Toth was appointed to the Board of Directors/Trustees of the Nuveen Funds, effective July 1, 2008.

Independent directors receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Directors receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

NAM, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Fund’s portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $119 billion of assets under management as of December 31, 2008, of which approximately $57.5 billion was in municipal securities. Regarding this approximately $57.5 billion of tax-exempt municipal securities, approximately $30.7 billion, $11.9 billion, $13.3 billion and $1.6 billion represent assets relating to closed-end

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bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. According to data from Thomson Wealth Management, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (120) and the amount of fund assets under management (approximately $39.9 billion) as of December 31, 2008.

Nuveen Investments provides high quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds.

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management. Paul Brennan is the Fund’s portfolio manager at NAM and has primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

In addition to managing the Fund, Mr. Brennan is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of                     , 2009 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	12	$8.4 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	5	$15 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2009, the S&P/Investortools Municipal Bond Index was comprised of 51,571 securities with an aggregate current market value of $1,024 billion.

Base salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with

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reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Conflicts of Interest. Each portfolio manager’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. NAM; however, believes that such potential conflicts are mitigated by the fact that NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. [As of the date of this Statement of Additional Information, Mr. Brennan does not beneficially own any stock issued by the Fund.]

Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until August 1, 2009. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the directors who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

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The Fund invests its assets generally in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Directors on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Directors or its representative. A member of NAM’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Fund’s Board of Directors and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Directors, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of NAM’s legal or compliance department or the Board of Directors has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and

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general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors of the Fund.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Directors that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

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DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Outstanding Shares—Common Shares” in the Fund’s Prospectus.

MUNIPREFERRED SHARES

For a description of the Fund’s MuniPreferred Shares, see “Description of Outstanding Shares—MuniPreferred Shares” in the Fund’s Prospectus.

MTP SHARES

For a description of the Fund’s MTP Shares, see “Description of MTP Shares” in the Fund’s Prospectus.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Fund’s shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Directors will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Fund shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares;

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or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s MTP Shares outstanding at the time, voting together as a single class. See the Fund’s Prospectus under “Certain Provisions in the Articles of Incorporation and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s MTP Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its MTP Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s MTP Shares trade below net asset value, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates, LLP, special counsel to the Fund (“Tax Counsel”). Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing, holding and disposing of MTP Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including

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shareholders who are also common shareholders with large positions in the Fund). Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on Common Shares and MTP Shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of MTP Shares to be eligible to be treated as exempt-interest dividends, MTP Shares must be treated as stock for federal income tax purposes. Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute

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during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s MTP Shares are outstanding the Fund fails to meet the MTP Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. See “Description of MTP Shares—Restrictions on Dividend, Redemption and Other Payments” in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MTP Asset Coverage, the Fund will be required to redeem MTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares and MTP Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution. In connection with any transfer of MTP Shares, the transferor will be deemed to have agreed pursuant to the terms of the MTP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the holder of such MTP Shares and the right to receive any other distributions with respect to such MTP Shares in exchange for payment of the transfer price paid by the transferee for such MTP Shares. The transferee who is deemed to acquire such rights to dividends and distributions from the transferor will account for a portion of the subsequent dividend as a return of capital that reduces the basis of the MTP Shares acquired from the transferor.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

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The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends-Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The Internal Revenue Service (the “IRS”) indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MTP Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the MTP Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. In certain circumstances, the Fund will make payments to holders of MPT Shares to offset the tax effects of a taxable distribution.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

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Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sale or other disposition of MTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the MPT Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%, subject to the legislation phase-out discussed above. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may, at its option, redeem MTP Shares in whole or in part, and is required to redeem MTP Shares to the extent required to maintain the MTP Excess Leverage Ratio and the MTP Asset Coverage. Gain or loss, if any, resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the Common Shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative

40

minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

[Non U.S. Holders]

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

EXPERTS

The Financial Statements of the Fund as of                     , 2009 appearing in this Statement of Additional Information have been audited by                          , an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                          provides auditing services to the Fund. The principal business address of                          is                                                  , Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Nuveen Premium Income Municipal Fund

42

NUVEEN PREMIUM INCOME MUNICIPAL FUND

Statement of Assets and Liabilities

43

APPENDIX A

STATEMENT OF PREFERENCES

A-1

APPENDIX B

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX C

TAX OPINION

C-1

Nuveen Premium Income Municipal Fund

Municipal Term Preferred Shares

Shares,    % Series June

Shares,    % Series June

STATEMENT OF ADDITIONAL INFORMATION

                , 2009

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

To be included in Part A of the Registration Statement, Financial Highlights for each of the last ten years ended October 31.

Portfolio of Investments, October 31, 2008 (audited)

Statement of Net Assets, October 31, 2008 (audited)

Statement of Operations for the year ended October 31, 2008 (audited)

Statement of Changes in Net Assets for the two years ended October 31, 2008 (audited)

2.	Exhibits:

a.	Articles of Incorporation of Registrant, as amended.*

b.	By-laws of Registrant.*

c.	None.

d.	Form of Share Certificate.*

d.1	Rating Agency Guidelines.*

d.2	Statement Establishing and Fixing the Rights and Preferences of Registrant’s Municipal Term Preferred Stock.*

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.	Investment Management Agreement dated November 13, 2007.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).*

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).*

k.2	Redemption and Paying Agent Agreement.*

k.3	Form of DTC Representation Letter.*

l.1	Opinion of K&L Gates LLP.*

l.2	Opinion of Dorsey & Whitney LLP.*

m.	Not Applicable.

n.1	Consent of K&L Gates LLP.*

n.2	Consent of Dorsey & Whitney LLP.*

n.3	Consent of .*

o.	None.

p.	Not Applicable.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.

1

Item 26:	Marketing Arrangements

See Sections          and      of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See Sections      and          of the Form of                              Standard Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections      and      of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to this Registration Statement.

See Sections                              and              of the Form of                                  Master Agreement Among Underwriters to be filed as Exhibit h.4 to this Registration Statement.

See Paragraph      of the Form of Dealer Letter Agreement between Nuveen and the underwriters to be filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$55.80
Promotion	*
Printing and engraving expenses	*
Legal Fees	*
Underwriters reimbursement	*
Exchange listing fees	*
Blue Sky filing fees and expenses	*
Miscellaneous expenses	*

Total	$*

*	To be filed by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At April 1, 2009:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	30,703
Preferred Stock, $0.01 par value	1,404

Item 30:	Indemnification

Article EIGHTH of the Registrant’s Articles of Incorporation provides as follows:

EIGHTH: To the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employees and agents, and those persons who, at the request of the Corporation, serve or have served another corporation , partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

2

Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding (including costs connected with the preparation of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on advance which exceeds the amount which it is ultimately determined that he is authorized herein; provided, however, that prior to making any such advance at least on of the following conditions shall have been met: (1) that indemnitee shall provide a security for his undertaking, (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to indemnification.

Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad conduct of his office (“disabling conduct”), and the Corporation shall not indemnify any of its officers or directors against any liability to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer’s or director’s disabling conduct. A determination that an officer is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

The directors and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

Section 7 of the Underwriting Agreement filed as Exhibit h to this Registrations Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their directors, certain of their officers and directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the Federal securities laws.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V and Nuveen Managed Accounts Portfolios Trust.

NAM has no other clients or business at the present time. For a description of any other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serves as officer or Director of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under

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“Management of the Fund” in Part B of this Registration Statement. Such information for the remaining executive officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Fiscal Years
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc., and Nuveen Investments Advisers, Inc.; Vice President and Assistant Secretary of Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Symphony Asset Management, LLC.
Sherri A. Hlavacek, Vice President, Corporate Controller and Treasurer	Managing Director, Corporate Controller and Treasurer of Nuveen Investments, Inc., and Nuveen Investments, LLC; Vice President, Corporate Controller and Treasurer of Nuveen Investments Holdings, Inc.; Vice President and Corporate Controller of Nuveen Investments Advisers Inc.; Vice President of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. Services Group LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC, Symphony Asset Management LLC and Santa Barbara Asset Management LLC; Chief Compliance Officer of Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC.

John L. MacCarthy, Executive Vice President, Director and Secretary	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Santa Barbara Asset Management, LLC.

Glenn R. Richter, Executive Vice President and Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

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The principal business address of Nuveen Investments, Inc. and its affiliates is 333 West Wacker Drive, Chicago, Illinois 60606.

Item 32:	Location of Accounts and Records

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Articles of Incorporation, By-laws, minutes of Directors’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 24th day of April, 2009.

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	April 24, 2009

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	April 24, 2009

Robert P. Bremner*	Chairman of the Board and Director

John P. Amboian*	Director

Jack B. Evans*	Director

William C. Hunter*	Director

David J. Kundert*	Director

Judith M. Stockdale*	Director

Carole E. Stone*	Director

William J. Schneider*	Director

Terence J. Toth*	Director

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
April 24, 2009

*	The original powers of attorney authorizing Kevin J. McCarthy, Larry W. Martin, Gifford R. Zimmerman and Eric Fess, among others, to execute this Registration Statement, and Amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as an Exhibit.

INDEX TO EXHIBITS

a.	Articles of Incorporation of Registrant, as amended*

b.	By-laws of Registrant.*

c.	None.

d.	Form of Share Certificate.*

d.1	Rating Agency Guidelines.*

d.2	Statement Establishing and Fixing the Rights and Preferences of Registrant’s Municipal Term Preferred Stock.*

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.	Investment Management Agreement dated November 13, 2007.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005 (the “Custodian Agreement”).*

k.1	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002 (the “Transfer Agency Agreement”).*

k.2	Redemption and Paying Agent Agreement.*

k.3	Form of DTC Representation Letter.*

l.1	Opinion of K&L Gates LLP.*

l.2	Opinion of Dorsey & Whitney LLP.*

m.	Not Applicable.

n.1	Consent of K&L Gates LLP.*

n.2	Consent of Dorsey & Whitney LLP.*

n.3	Consent of .*

o.	None.

p.	Not applicable.

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.